UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
June 9, 2015
__________

BG STAFFING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 is incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities

 The information set forth under Item 5.02 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 9, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of BG Staffing, Inc. (the “Company”) granted nonqualified and incentive stock options to purchase the Company’s common stock to certain of the Company’s directors, officers and employees pursuant to the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”).

The Committee granted nonqualified stock options, each with an $11.00 exercise price per share, to the following directors and officers of the Company: L. Allen Baker, Jr. (30,000), Douglas E. Hailey (3,750) and Richard L. Baum, Jr. (3,750 options), C. David Allen, Jr. (3,750 options), and Paul A. Seid (3,750 options). The nonqualified stock options will expire on June 9, 2025, one-fifth of the options vested on June 9, 2015 and the remainder of the options will vest in four equal annual increments beginning on June 9, 2016, each option is subject to the condition that the optionee will have remained employed by the Company, or any one or more of its subsidiaries, or serve as a director of the Company, through such vesting dates, and are subject to the terms and conditions set forth in the 2013 Plan and in the Nonqualified Stock Option Agreement between the Company and each optionee, the form of which is attached hereto as Exhibit 10.1.

The Committee also granted incentive stock options, each with a $11.00 exercise price per share, to the following officers as follows: Adam C. Tibbets (16,000 options), Beth A. Garvey (20,000 options), Aaron Jamie Gile (20,000 options), and Thomas J. Leonard (15,000 options). In addition, the Committee granted an aggregate of 63,000 incentive stock options, each with a $11.00 exercise price per share, to certain other employees of the Company. The incentive stock options expire on June 9, 2025, one-fifth of the incentive stock option granted to each optionee vested on June 9, 2015 and the remainder of the incentive stock options will vest in four equal annual increments beginning on June 9, 2016, each incentive stock option will be subject to the condition that the optionee will have remained employed by the Company, or any one or more of its subsidiaries, through such vesting dates, and each incentive stock option will be further subject to the other terms and conditions set forth in the 2013 Plan and in the Incentive Stock Option Agreement between the Company and each optionee, the form of which is attached hereto as Exhibit 10.2.

The above description of Exhibits 10.1 and 10.2 is not complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Agreement (incorporated by reference from the Company's Form 8-K filed on February 12, 2014)
10.2	Form of Incentive Stock Option Agreement (incorporated by reference from the Company's Form 8-K filed on February 12, 2014)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG STAFFING, INC.

Date: June 11, 2015	By: /s/ Michael A. Rutledge
Michael A. Rutledge Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Agreement (incorporated by reference from the Company's Form 8-K filed on February 12, 2014)
10.2	Form of Incentive Stock Option Agreement (incorporated by reference from the Company's Form 8-K filed on February 12, 2014)